Pacer American Energy Independence ETF
Schedule of Investments
January 31, 2025 (Unaudited)

COMMON STOCKS - 99.7%	Shares	Value
Energy - 99.7%(a)
Antero Midstream Corp.	150,118	$2,407,893
Archrock, Inc. (b)	87,365	2,454,083
Cheniere Energy, Inc.	17,322	3,874,065
DT Midstream, Inc.	29,218	2,953,355
Enbridge, Inc.	149,300	6,456,466
Energy Transfer LP	327,423	6,705,623
Enterprise Products Partners LP	116,777	3,812,769
Excelerate Energy, Inc. - Class A	53,342	1,593,326
Genesis Energy LP	140,439	1,477,418
Gibson Energy, Inc.	113,168	1,909,299
Hess Midstream LP - Class A	57,032	2,310,366
Keyera Corp.	84,316	2,392,536
Kinder Morgan, Inc.	229,986	6,320,015
Kinetik Holdings, Inc. (b)	31,737	2,044,815
Kodiak Gas Services, Inc.	42,965	2,009,903
MPLX LP	76,138	3,959,937
New Fortress Energy, Inc. (b)	142,016	2,130,240
NextDecade Corp. (b)(c)	237,969	2,017,977
ONEOK, Inc.	82,059	7,973,675
Pembina Pipeline Corp.	99,309	3,584,649
Plains GP Holdings LP - Class A	112,050	2,369,857
Targa Resources Corp.	20,470	4,028,496
TC Energy Corp.	134,864	6,077,162
Western Midstream Partners LP (b)	58,325	2,400,074
Williams Cos., Inc.	115,448	6,399,283
		89,663,282
TOTAL COMMON STOCKS (Cost $61,050,210)		89,663,282

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 11.3%	Units
Mount Vernon Liquid Assets Portfolio, LLC, - 4.49% (d)	10,137,879	10,137,879
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $10,137,879)		10,137,879

TOTAL INVESTMENTS - 111.0% (Cost $71,188,089)		99,801,161
Liabilities in Excess of Other Assets - (11.0)%		(9,929,768)
TOTAL NET ASSETS - 100.0%		$89,871,393
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

LP Limited Partnership

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	All or a portion of this security is on loan as of January 31, 2025. The total market value of these securities was $9,497,110 which represented 10.6% of net assets.
(c)	Non-income producing security.
(d)	The rate shown represents the 7-day annualized effective yield as of January 31, 2025.

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

Pacer American Energy Independence ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$89,663,282	$–	$–	$89,663,282
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	10,137,879
Total Investments	$89,663,282	$–	$–	$99,801,161

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $10,137,879 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.